UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 11, 2011

VALENCE TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-20028 (Commission File Number)	77-0214673 (IRS Employer Identification Number)

12303 Technology Boulevard, Suite 950 Austin, Texas 78727 (Address of principal executive offices)

(512) 527-2900 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

On January 11, 2011, Valence Technology, Inc., a Delaware corporation (the “Company”), entered into an Amendment No. 3 to Loan and Security Agreement and Other Loan Documents (the “Amendment”) with iStar Tara LLC, a Delaware limited liability company (“iStar”), and Carl E. Berg, the Chairman of our Board of Directors and our principal stockholder, to amend the Loan and Security Agreement dated as of July 13, 2005 (as amended to date, the “Original Loan Agreement”) among the Company, iStar and Mr. Berg.  Pursuant to the terms of the Original Loan Agreement, iStar’s predecessor in interest, SFT 1, Inc., extended a $20,000,000 loan to the Company (the “Loan”), which Loan is guaranteed by Mr. Berg and secured by certain of Mr. Berg’s assets.  The outstanding principal balance on the Loan was $14.0 million as of January 11, 2011.

The Amendment extends the maturity date of the Loan from February 13, 2011 to March 10, 2012 (the “New Maturity Date”). The Company will be obligated continue to make monthly interest payments to iStar, as set forth in the Original Loan Agreement; provided that the Company shall also be obligated to continue to make monthly principal payments equal to $1,000,000, commencing with the monthly principal payment scheduled for February 2011.  The remainder of the principal and any other outstanding obligations under the Loan shall be payable in full on the New Maturity Date.

Additionally, in connection with the Amendment, the Company issued to iStar a Warrant to Purchase Common Stock of Valence Technology, Inc. (the “Warrant”), pursuant to which iStar may purchase up to 100,000 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at an exercise price of $1.45 per share on or before January 11, 2014, as more fully set forth below in Item 3.02.

Additionally, in connection with the Amendment, the Company paid iStar an extension fee of $260,000 upon the execution of the Amendment.

The summary of the terms of the Amendment and the Warrant is qualified in its entirety by the text of the Amendment and the Warrant, copies of which are attached to this Form 8-K as Exhibits 10.1 and 4.1, respectively.

Item 3.02               Unregistered Sale of Equity Securities.

On January 11, 2011, in connection with the Amendment, the Company issued to iStar the Warrant to purchase up to 100,000 shares of Common Stock at an exercise price of $1.45 per share on or before January 11, 2014, in a private placement transaction exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof.

The summary of the terms of the Warrant is qualified in its entirety by the text of the Warrant, a copy of which is attached to this Form 8-K as Exhibit 4.1.

Item 9.01.              Financial Statements and Exhibits.

(d)           Exhibits

Exhibit 4.1	Warrant to Purchase Common Stock of Valence Technology, Inc. dated January 11, 2011.

Exhibit 10.1	Amendment No. 3 to Loan and Security Agreement and Other Loan Documents dated January 11, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALENCE TECHNOLOGY, INC.

Dated: January 11, 2011	By:	/s/ Roger Williams
Roger Williams Vice President, General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit 4.1	Warrant to Purchase Common Stock of Valence Technology, Inc. dated January 11, 2011.

Exhibit 10.1	Amendment No. 3 to Loan and Security Agreement and Other Loan Documents dated January 11, 2011.

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